Prospectus Supplement dated Dec. 10, 2004*

Product Name                                                          Form #

IDS Life of New York Succession Select Variable Life
Insurance (Succession Select - New York)                         S-6203 D (4/04)

American Express(R) Succession Select Variable Life
Insurance (Succession Select)                                    S-6202 E (4/04)

The following information replaces the first five paragraphs (including the example) under the "Proceeds Payable Upon Death" section of the prospectus on pages 27 and 28 for Succession Select - New York and pages 30 and 31 for Succession Select:

Proceeds Payable Upon Death

We will pay a benefit to the beneficiary of the policy when the last surviving insured dies. The amount payable is the death benefit amount minus any indebtedness as of the last surviving insured's death when death occurs on a valuation date, or otherwise as of the next valuation date following the date of the last surviving insured's death (death benefit valuation date).

Option 1 (level amount): Under the Option 1 death benefit, if death is prior to the youngest insured's attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:

o  the specified amount; or

o  the applicable percentage of the policy value.

Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to the youngest insured's attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:

o  the policy value plus the specified amount; or

o  the applicable percentage of policy value.

Examples                                             Option 1       Option 2
Specified amount                                    $1,000,000     $1,000,000
Policy value                                        $   50,000     $   50,000
Death benefit                                       $1,000,000     $1,050,000
Policy value increases to                           $   80,000     $   80,000
Death benefit                                       $1,000,000     $1,080,000
Policy value decreases to                           $   30,000     $   30,000
Death benefit                                       $1,000,000     $1,030,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because our net amount at risk is generally lower; for this reason, the monthly deduction is less, and a larger portion of your premiums and investment returns is retained in the policy value.

Under both Option 1 and Option 2, if death is on or after the youngest insured's attained insurance age 100, the death benefit amount will be the greater of:

o  the policy value on the death benefit valuation date; or

o  the policy value at the youngest insured's attained insurance age 100.



THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

S-6202-22 A (12/04)

*VALID UNTIL MAY 1, 2005.